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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
                                            14a-6(e)(2))

                           KEITHLEY INSTRUMENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           KEITHLEY INSTRUMENTS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: __

     (2) Form, Schedule or Registration Statement No.: __

     (3) Filing Party: __

     (4) Date Filed: __

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

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
KEITHLEY LOGO                                                 KEITHLEY INSTRUMENTS, INC.
                                                              28775 Aurora Road
                                                              Solon, Ohio 44139
                                                              (440) 248-0400
                                                              Fax (440) 248-6168

                                                               December 30, 1998

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

     This year's Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 13, 1999, at our corporate headquarters, 28775 Aurora Road, Solon, Ohio.

     In addition to acting on the matters outlined in the Proxy Statement, we look forward to giving you a progress report on the first quarter which will end on December 31, 1998. As in the past, there will be an informal presentation on the Company's businesses.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

Sincerely yours,

     /s/ Joseph P. Keithley
     JOSEPH P. KEITHLEY
     Chairman, President and Chief Executive Officer

--------------------------------------------------------------------------------

KEITHLEY LOGO                 KEITHLEY INSTRUMENTS, INC.
                              28775 Aurora Road
                              Solon, Ohio 44139
                              (440)248-0400
                              Fax (440) 248-6168

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the company's corporate headquarters, 28775 Aurora Road, Solon, Ohio, on Saturday, February 13, 1999, at 12:00 Noon (EST), for the following purposes:

          (1) To consider such reports as may be laid before the Annual Meeting;

          (2) To vote on a proposal to fix the number of Directors of the Company at eight;

          (3) To elect seven members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified, leaving one vacancy to be filled by the Board of Directors at its discretion;

          (4) To vote on a proposal to approve the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants of the Company; and

          (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 15, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            /s/ James B. Griswold
                                            JAMES B. GRISWOLD
                                            Secretary

December 30, 1998

           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.
              A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           KEITHLEY INSTRUMENTS, INC.
                               28775 Aurora Road
                               Solon, Ohio 44139

                                PROXY STATEMENT
                     --------------------------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 13, 1999

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keithley Instruments, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 13, 1999, and any postponements or adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

     Any person giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the nominees listed in the Proxy and FOR the proposals set forth in the Notice.

     This Proxy Statement and the accompanying President's letter, notice and Proxy, together with the Company's annual report to shareholders for the fiscal year ended September 30, 1998, are first being sent to shareholders on or about December 30, 1998.

                                 VOTING RIGHTS

     As of the close of business on December 15, 1998, there were outstanding 4,784,812 Common Shares, without par value, of the Company (the "Common Shares") and 2,692,528 Class B Common Shares, without par value, of the Company (the "Class B Common Shares"). The holders of the outstanding Common Shares on that date will be entitled to one vote for each share held and the holders of the outstanding Class B Common Shares on that date will be entitled to ten votes for each share held.

     The presence in person or by proxy of a majority of the votes entitled to be cast by holders of the Common Shares will constitute a quorum for the election of the two Directors to be elected separately by holders of the Common Shares (see "Election of Directors"). The presence in person or by proxy of a majority of the votes entitled to be cast by the holders of outstanding Common Shares and Class B Common Shares will constitute a quorum for the election of the remaining five Directors and for action on other matters submitted to a vote of the shareholders. The two nominees receiving the greatest number of votes of the Common Shares voting separately as a class and the five other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class will be elected as Directors. The affirmative vote of a majority of the Common Shares and the Class B Common Shares outstanding and voting together without regard to class is required for approval of each other matter to be submitted to a vote of the shareholders. Abstaining votes and broker non-votes will not count in favor of, or against, election of a nominee; however, such votes will have the effect of a vote against or approval of any matter required to be approved by a majority of the Common Shares and Class B Common Shares outstanding.

     The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he or she desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling him or her to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his or her votes on the same principle among two or more nominees, as he or she sees fit. Only shareholders of record at the close of business on December 15, 1998 are entitled to notice of and to vote at this meeting.

                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 15, 1998:

                                       COMMON SHARES          CLASS B COMMON SHARES (1)
                                 --------------------------   --------------------------
                                   NUMBER OF                   NUMBER OF                   PERCENTAGE
                                     SHARES                      SHARES                     OF TOTAL
                                  BENEFICIALLY     PERCENT    BENEFICIALLY     PERCENT       VOTING
   NAME OF BENEFICIAL OWNER         OWNED(2)      OF CLASS      OWNED(2)      OF CLASS        POWER
   ------------------------       ------------    --------    ------------    --------     ----------
Joseph P. Keithley.............     173,630(3)       3.6%      2,649,586(4)     98.4%         83.8%
Kennedy Capital Management,
  Inc.(5)......................     610,370         12.8%             --          --           1.9%
First Pacific Advisors,
  Inc.(6)......................     674,000         14.1%             --          --           2.1%
Fleet Financial Group(7).......     304,400          6.4%             --          --           1.0%

---------------

(1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis. The Company may not issue any additional Class B Common Shares unless such issuance is in connection with share dividends or share splits of the Class B Common Shares.

(2) This information has been furnished by each owner. The number of shares indicated for each owner includes those shares owned of record and beneficially by such owner unless otherwise indicated.

(3) Includes Common Shares represented by options exercisable on or before February 13, 1999, by Joseph P. Keithley (99,250 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company's capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 16,352 shares of restricted stock which are subject to certain vesting requirements, 20,000 shares owned of record by a partnership of which Joseph P. Keithley serves as the general partner and 1,224 shares owned of record by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned of record by his wife.

(4) Includes 2,584,586 shares owned of record by two partnerships of which Joseph P. Keithley serves as the general partner.

(5) Derived from information set forth on a Schedule 13G of Kennedy Capital Management, Inc. dated February 10, 1998.

(6) Derived from information set forth on a Schedule 13G of First Pacific Advisors, Inc. dated February 10, 1998.

(7) Derived from information set forth on a Schedule 13G of Fleet Financial Group dated February 13, 1998.

     The business address of Mr. Keithley is 28775 Aurora Road, Solon, Ohio 44139. Kennedy Capital Management, Inc's. address is 10829 Olive Boulevard, St. Louis, Missouri 63141; First Pacific Advisors, Inc.'s address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; and Fleet Financial Group's address is One Federal Street, Boston, Massachusetts 02110.

SECURITY OWNERSHIP OF MANAGEMENT

     The beneficial ownership of Common Shares and Class B Common Shares by each of the Directors, each of the executive officers named in the Summary Compensation Table and by the executive officers and Directors of the Company as a group on December 15, 1998, is set forth in the table below:

                                                                                    CLASS B
                                                  COMMON SHARES                COMMON SHARES(1)
                                            --------------------------   -----------------------------
                                              NUMBER OF                    NUMBER OF                      PERCENTAGE
                                                SHARES                       SHARES                           OF
             NAME AND ADDRESS                BENEFICIALLY     PERCENT     BENEFICIALLY      PERCENT      TOTAL VOTING
           OF BENEFICIAL OWNER               OWNED(2)(3)     OF CLASS       OWNED(2)        OF CLASS       POWER(3)
           -------------------               ------------    --------     ------------      --------     ------------
Brian R. Bachman..........................      15,682            *               --            --              *
James T. Bartlett.........................      47,959(4)       1.0%              --            --              *
Dr. Arden L. Bement, Jr...................      24,124            *               --            --              *
James B. Griswold.........................      43,416(5)         *               --            --              *
Leon J. Hendrix, Jr.......................      27,870            *               --            --              *
Joseph P. Keithley........................     173,630(6)       3.6%       2,649,586(7)       98.4%          83.8%
Ronald M. Rebner..........................     158,794          3.3%              --            --              *
R. Elton White............................      69,234(8)       1.4%              --            --              *
David H. Patricy..........................      23,940            *               --            --              *
Mark J. Plush.............................      59,379(9)       1.2%              --            --              *
Gabriel A. Rosica.........................      29,065            *               --            --              *
All officers and Directors as a group (12
  persons including the above)............     724,444         14.0%       2,649,586          98.4%          84.8%

---------------

*Less than 1%

 (1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis. The Company may not issue any additional Class B Common Shares unless such issuance is in connection with share dividends on or share splits of the Class B Common Shares.

 (2) This information has been furnished by each Director and officer. The number of shares indicated for each such person includes those shares owned of record and beneficially by him unless otherwise indicated.

 (3) Includes Common Shares represented by options exercisable on or before February 13, 1999 by Brian R. Bachman (10,000 shares), James T. Bartlett (13,000 shares), Dr. Arden L. Bement, Jr. (11,200 shares), James B. Griswold (13,000 shares), Leon J. Hendrix, Jr. (13,000 shares), Joseph P. Keithley (99,250 shares), Ronald M. Rebner (88,342 shares), R. Elton White (11,800 shares), David H. Patricy (19,260 shares), Mark J. Plush (38,475 shares), Gabriel A. Rosica (26,200 shares), and all officers and Directors as a group (382,749 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company's capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted stock shares which are subject to certain vesting requirements for Mr. Keithley (16,352 shares), Mr. Plush (11,918 shares) and all officers as a group (40,301 shares). Includes shares owned under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (5,682 shares), Mr. Bartlett (7,409 shares), Dr. Bement (6,324 shares), Mr. Griswold (7,701 shares), Mr. Hendrix (6,870 shares), Mr. White (7,434 shares) and Mr. Rosica (865 shares), as to which such persons do not have current voting rights.

 (4) Includes 10,500 shares owned of record by Mr. Bartlett's children and 2,050 shares owned of record by his wife. Mr. Bartlett disclaims beneficial ownership with respect to the shares owned of record by his wife.

 (5) Includes 1,125 shares owned by a trust of which Mr. Griswold acts as co-executor.

 (6) Includes 20,000 shares owned of record by a partnership for which Mr. Keithley serves as the general partner and 1,224 shares owned of record by his wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned of record by his wife.

 (7) Includes 2,584,586 shares owned of record by two partnerships for which Mr. Keithley serves as the general partner.

 (8) Includes 25,000 shares owned of record by a partnership for which Mr. White serves as the general partner.

 (9) Includes 2,154 shares owned of record by Mr. Plush's children and 804 shares owned of record by his wife. Mr. Plush disclaims beneficial ownership with respect to the shares owned of record by his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Shares to file with the Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. The Company believes that during the fiscal year ended September 30, 1998, its officers, Directors and holders of more than 10% of the Company's Common Shares complied with all Section 16(a) filing requirements.

                             ELECTION OF DIRECTORS

     The Proxy holders named in the accompanying Proxy or their substitutes will exercise their authority to vote at the Annual Meeting, or any postponements or adjournments thereof, for the election as Directors of the seven nominees named below unless the shareholder, by so indicating on the Proxy, instructs that such authority to vote for any one or more nominees is withheld. If the seven nominees are elected at the Annual Meeting, there will be one vacancy on the Board of Directors. The vacancy on the Board may be filled by the Directors pursuant to the Company's Code of Regulations without further action by the shareholders. The reason for electing a number of Directors fewer than the number of Directors fixed pursuant to the Company's Code of Regulations is that it is believed desirable to have a vacancy available which could be filled by the Directors without the time and expense involved in holding a special meeting of shareholders, should a person who could make a valuable contribution as a Director of the Company become available during the year. No decision has been made to fill the vacancies, nor have any candidates been considered and approved by the Board of Directors. Proxies cannot be voted at the annual meeting for a greater number of persons than the seven nominees named in this Proxy Statement, although additional nominations can be made by the shareholders at the meeting.

     Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his successor shall have been elected and qualified. Pursuant to the Company's Amended Articles of Incorporation, one-fourth (calculated to the nearest whole number) of the number of authorized directors, which presently equals two directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bartlett and Hendrix have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining five nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together.

     If cumulative voting is in effect, the Proxy holders will have full discretion and authority to vote for any one or more of the seven nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of the Company's nominees that will be elected to the Board.

     Each of the nominees has indicated his willingness to serve as a Director, if elected. In addition, each of the nominees is presently a member of the Board of Directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for each substitute nominee as may be named by the Board of Directors.

                             NOMINEES FOR ELECTION

         NAME AND AGE
          OF NOMINEE                              BUSINESS EXPERIENCE                   DIRECTOR SINCE
         ------------                             -------------------                   --------------
Joseph P. Keithley               Chairman of the Board of Directors since 1991, Chief        1986
  Age 50                           Executive Officer since November 1993 and President
                                   since May 1994. Director of Brush Wellman, Inc., a
                                   manufacturer of engineered materials supplying
                                   worldwide markets with beryllium products, alloy
                                   products, ceramic products, precious metal products
                                   and engineered material systems.
Brian R. Bachman                 Senior Vice President and Group Executive, Semi-            1996
  Age 53                           conductor Equipment and Speciality Controls of
                                   Eaton Corporation since January 1996, responsible
                                   for hydraulics, aerospace controls, commercial
                                   controls, Navy controls and Semiconductor Equipment
                                   Operations. Previously Vice President, Standard
                                   Products Business Group of Philips Semiconductor,
                                   one of the world's largest semiconductor
                                   manufacturers, for Philips Electronics N.V., from
                                   1991 through 1995.
James T. Bartlett(1)             Managing Director since 1986 of Primus Venture              1983
  Age 61                           Partners, the fund manager for Primus Capital Fund
                                   and Primus Capital Fund II, III and IV, venture
                                   capital limited partnerships. Director of Oglebay
                                   Norton Company, a provider of products and services
                                   to the steelmaking and related industries and
                                   Lamson & Sessions Co., a provider of products for
                                   the construction and telecommunications industries.
Dr. Arden L. Bement, Jr.         Head of School of Nuclear Engineering at Purdue             1988
  Age 66                           University since 1998. Previously Professor of
                                   Engineering and Director of Midwest Supercon-
                                   ductivity Consortium at Purdue University from 1993
                                   to 1998.
James B. Griswold(2)             Partner in the law firm of Baker & Hostetler LLP            1989
  Age 52                           since 1982.
Leon J. Hendrix, Jr.(1)          Principal, Clayton, Dubilier & Rice, Inc., a private        1990
  Age 57                           investment firm since 1993. Chairman and Chief
                                   Executive Officer of Remington Arms Co., a
                                   manufacturer and marketer of firearms and am-
                                   munition. Director of NACCO Industries, Inc., a
                                   holding company with subsidiaries that manufac-
                                   ture forklift trucks, small electrical appliances,
                                   mine and market lignite coal and operate spe-
                                   cialty retail stores, Cambrex Corp., a manufac-
                                   turer of specialty chemicals and commodity chemical
                                   intermediates, and Riverwood International Corp., a
                                   leading global provider of paperboard and
                                   paperboard packaging systems.

         NAME AND AGE
          OF NOMINEE                              BUSINESS EXPERIENCE                   DIRECTOR SINCE
         ------------                             -------------------                   --------------
R. Elton White                   Private Investor. Director of Kohl's Corporation,           1994
  Age 56                           which owns specialty department stores, and
                                   Flowserve Corporation, a manufacturer of fluid
                                   handling products for process industries.

---------------

(1) Elected by holders of Common Shares only.

(2) Baker & Hostetler LLP served as general legal counsel to the Company during the fiscal year ended September 30, 1998 and is expected to render services in such capacity to the Company in the future.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation and Human Resources Committee and a Strategy Committee. The Board of Directors does not have a nominating committee. The Executive Committee possesses and may exercise all of the powers of the Board of Directors, to the extent permitted by law, during intervals between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions. The Audit Committee reviews the activities of the Company's independent accountants and various Company policies and practices. The Compensation and Human Resources Committee approves the grant of stock options and reviews and determines the compensation of certain key executives. The Strategy Committee reviews the appropriateness of current business and technical strategies and explores new business possibilities.

     Set forth below is the current membership of each of the above-described committees with the number of meetings held during the fiscal year ended September 30, 1998, in parentheses.

         EXECUTIVE                       AUDIT                 COMPENSATION AND HUMAN               STRATEGY
      COMMITTEE (NONE)              COMMITTEE (TWO)         RESOURCES COMMITTEE (THREE)         COMMITTEE (FOUR)
      ----------------              ---------------         ---------------------------         ----------------
Joseph P. Keithley            James T. Bartlett             R. Elton White                      Brian R. Bachman
   (Chairman)                 (Chairman)                    (Chairman)                          (Chairman)
James T. Bartlett             James B. Griswold             Brian R. Bachman                    James T. Bartlett
Leon J. Hendrix, Jr.          R. Elton White                James B. Griswold                   Dr. Arden L. Bement, Jr.
                                                            Leon J. Hendrix, Jr.                James B. Griswold
                                                                                                Leon J. Hendrix, Jr.
                                                                                                Joseph P. Keithley
                                                                                                R. Elton White

     The Board of Directors held five meetings during the fiscal year ended September 30, 1998. During that fiscal year, no incumbent Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by committees of the Board on which he served, during the periods that he served.

     Directors who are not employees of the Company receive an annual fee of $10,000 paid in five installments. Unless Chairman of a committee, such Directors receive an additional $1,000 for each Board meeting attended and $575 for each committee meeting attended, except for Executive Committee meetings for which no additional monies are paid. Each Committee Chairman who is not an employee of the Company is paid $1,150 for presiding as Chairman at a committee meeting. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan.

                      EXECUTIVE COMPENSATION AND BENEFITS

     The Company's compensation and benefit programs are designed to enable the Company to attract, retain and motivate the best possible employees to operate and manage the Company at all levels.

     In general, all U.S. based employees receive a base salary, participate in a Company supported retirement savings plan, are provided with medical and other welfare benefit coverages and participate in a Company funded pension plan. Employees outside of the United States are similarly covered by comprehensive compensation and benefit programs.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Named Executive Officers of the Company. Pursuant to an employment agreement which was entered into on September 26, 1988, Joseph
P. Keithley is required to be compensated at the rate of at least $120,000 per year initially for a five-year period which ended September 26, 1993 and is automatically renewable for one-year periods thereafter. Pursuant to an employment agreement which was entered into on December 10, 1986, Mr. Rebner is required to be compensated at the rate of at least $105,700 per year. Mr. Rebner's agreement initially covered a three-year period, and is automatically renewable for one-year periods thereafter. Effective October 1, 1998, Mr. Rebner resigned from his Executive Officer position with the Company. Pursuant to an employment agreement which was entered into on April 7, 1994, Mr. Plush is required to be compensated at the rate of at least $109,800 per year. Mr. Plush's agreement initially covered a three-year period and is automatically renewable for one-year periods thereafter.

EMPLOYEE BENEFIT PLANS

     Retirement Plans. The Company's United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee's service. Generally, an employee's pension credits will be equal to the sum of (i) 0.9% of the employee's high five-year average annual compensation, not in excess of the employee's Social Security "covered compensation" (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) as of September 30, 1991, plus 1.5% of such average annual compensation in excess of "covered compensation," with such sum multiplied by the employee's years of credited service (up to 30 years) through September 30, 1991; plus (ii) 1.2% of the employee's annual compensation for each plan year beginning on or after October 1, 1991. The employee's annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he has earned. If the individuals listed in the compensation table (except for Mr. Rebner) were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 1998, their annual retirement benefits would be as follows: Joseph P. Keithley, $80,338; Mr. Rosica, $16,776; Mr. Patricy, $66,705 and Mr. Plush, $49,340. Mr.
Rebner resigned from his Executive Officer position with the Company effective October 1, 1998. If he elects to begin collecting his benefit at age 55, the estimated annual retirement benefit would be $17,362. If he waits until age 65, the benefit would be $37,743 annually.

     Keithley Retirement Savings Trust and Plan. Effective January 1, 1988, the Company implemented the Keithley Instruments, Inc. Retirement Savings Trust and Plan (the "Plan"). The Plan permits all eligible employees of the Company and its subsidiaries who elect to participate in the Plan to make payroll deductions for contribution by the Company or subsidiary to the Plan. Payroll deductions cannot be less than 1% or more than 15% of a participant's total compensation (excluding certain fringe benefits and some types of incentive compensation) for the Plan year. The Plan qualifies under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986.

     The Plan provides for matching contributions at the Company's discretion which will not exceed 6% of a participant's compensation during the Plan year. All contributions under the Plan are directed to the appropriate fund by Schwab Retirement Services, Inc., the custodian of the Plan. The investment options available at September 30, 1998 included (i) a pooled fixed income account invested primarily in insurance companies and other investment contracts, (ii) ten equity mutual funds: Invesco Total Return Fund, Aim Charter Fund, Fidelity Magellan Fund, Twentieth Century Select Investors, Twentieth Century Growth Investors, Vanguard Index Extended Market, T. Rowe Price New Horizons Fund, UAM FM Small Company Portfolio Fund, T. Rowe Price Science and Technology Fund and Scudder Global Fund, and (iii) a Personal Choice Retirement Account in which a participant may choose to invest in any stock listed on a major U.S. exchange, over 1,500 mutual funds or other bonds and fixed-income investments. Each participant designates the fund or funds in which his contributions, as well as the Company's matching contributions, shall be invested. Participant's contributions are fully vested at all times. A participant's interest in the Company's contributions is fully vested after three years of eligible service with the Company.

     1998 Annual Senior Manager Extra Compensation Plan. This plan provides additional compensation to executive officers based on consolidated corporate and, in some instances, divisional performance for the fiscal year ended September 30, 1998. Individual objectives also may be established. Extra compensation for the group of senior managers, including the executive officers of the Company, may not exceed 100% of each senior manager's October 1, 1997, base salary unless approved by the Company's Board of Directors. The additional compensation is based upon earnings before taxes and return on assets before any deduction for senior manager extra compensation.

     1984 Stock Option Plan. The 1984 Stock Option Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to key employees. The primary features of the plan are summarized below.

     The 1984 Stock Option Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options are granted for terms of up to ten years. The option price of an incentive stock option equals the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid in an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1984 Stock Option Plan expired by its terms on February 11, 1994. All options outstanding at the time of termination of this plan continue in full force and effect in accordance with and subject to their terms.

     1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options, for federal income tax purposes, and restricted stock to key employees. The primary features of the plan are summarized below.

     The 1992 Stock Incentive Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options are granted for terms of up to ten years. The option price of an incentive stock option is not less than 100% of the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid in an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1992 Stock Incentive Plan will expire by its terms on February 8, 2002. All options outstanding at the time of termination of this plan shall continue in full force and effect in accordance with and subject to their terms.

     1992 Directors' Stock Option Plan. On February 15, 1997, the Company's Board of Directors terminated the 1992 Directors' Stock Option Plan. Prior to its termination, each individual who qualified as a nonemployee Director at the close of any annual meeting of the shareholders of the Company automatically was granted an option to purchase 600 Common Shares. The option price for each Common Share purchasable under an option was the fair market value of a Common Share on the date such option was granted. All options currently outstanding shall continue in full force and effect in accordance with and subject to their terms. The 1992 Directors' Stock Option Plan has been replaced by the 1997 Directors' Stock Option Plan.

     1997 Director's Stock Option Plan. The 1997 Director's Stock Option Plan provides for the issuance of stock options to nonemployee Directors. At the close of each annual meeting of the shareholders of the Company, nonemployee Directors are automatically granted an option to purchase 5,000 Common Shares. The option price for each Common Share purchasable under an option is the fair market value of a Common Share on the date such option is granted as defined by the plan. The Board of Directors may, in its sole discretion, grant additional options under the plan for newly-elected nonemployee Directors. The 1997 Director's Stock Option Plan will expire by its terms on February 15, 2007. All options outstanding at the time of termination of this plan shall continue in full force and effect in accordance with and subject to their terms.

     1993 Employee Stock Purchase Plan. The 1993 Employee Stock Purchase Plan offers eligible employees of the Company the opportunity to acquire Common Shares at a discount and without incurring any material acquisition costs. Eligible employees can only participate in the Plan on a year-to-year basis, must enroll prior to the commencement of each Plan year and must authorize monthly payroll deductions. The purchase price of the Common Shares is 85 percent of the lower of the market price at the beginning or ending of the Plan year, which is on a calendar basis. Generally, all employees of the Company are eligible to participate in the Plan; however, temporary employees, employees who are customarily employed for less than five months in any calendar year, and employees who directly or indirectly own more than a 5% interest in the Company are not eligible to participate.

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four other named Executive Officers of the Company as of September 30, 1998, during the fiscal years ended September 30, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION      LONG-TERM COMPENSATION
                                     -----------------------            AWARDS
                                                                -----------------------     ALL OTHER
                                                                RESTRICTED      STOCK        COMPEN-
NAME AND PRINCIPAL POSITION  YEAR    SALARY ($)    BONUS ($)     STOCK $      OPTIONS #    SATION(1)($)
---------------------------  ----    ----------    ---------    ----------    ---------    ------------
Joseph P. Keithley           1998     284,500        48,500            0       63,000          2,436
  Chairman of the Board,     1997     274,353             0      147,168       60,000          2,124
  President and              1996     259,375             0            0       75,000          4,863
  Chief Executive Officer
Gabriel A. Rosica            1998     223,932        25,000            0       21,000          2,490
  Senior Vice President      1997     216,750             0            0       25,000          2,197
  and General Manager,       1996     131,384        50,000            0       50,000         51,971
  Semiconductor
Ronald M. Rebner (2)         1998     183,855        19,000            0            0        242,143
  Vice President and         1997     176,375             0      242,154       16,000          2,008
  Chief Financial Officer    1996     167,900             0            0       20,000          5,296
David H. Patricy (3)         1998     157,875        24,000            0       26,500          2,493
  Vice President and         1997
  General Manager, Test      1996
  and Measurement
Mark J. Plush (4)            1998     127,957        13,000            0       17,000          1,919
  Vice President and         1997     122,750             0      107,262       14,000          1,841
  Chief Financial Officer    1996     117,804             0            0       16,000          4,811

---------------

(1) Consists of matching contributions under the Company's Retirement Savings Trust and Plan which is intended to qualify under Section 1.401-1(b)(3) of the income tax regulations. See (2) for the detail for Mr. Rebner.

(2) Mr. Rebner served as the Company's Vice President and Chief Financial Officer until his retirement effective October 1, 1998. The caption "All Other Compensation" includes the following items accrued on the Company's books: $192,640 in salary, $6,000 for life insurance premiums, and $43,503 for other benefits including company contributions for retirement plans and the estimated value of Mr. Rebner's use of his company car. These benefits are payable through October 1, 1999. Additionally, his Restricted Stock granted in 1997 became fully vested effective August 31, 1998.

(3) Mr. Patricy was appointed Vice President and General Manager, Test and Measurement, effective December 10, 1997. The salary information shown includes the full 1998 fiscal year. Prior year information is not required.

(4) Mr. Plush became Vice President and Chief Financial Officer effective October 1, 1998. Prior to that time, Mr. Plush was the company's Controller and Assistant Secretary, and an Executive Officer.

                          OPTION GRANTS IN FISCAL 1998

                            INDIVIDUAL GRANTS
--------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                     % OF TOTAL                                  VALUE AT ASSUMED
                                       OPTIONS                                ANNUAL RATES OF STOCK
                                     GRANTED TO     EXERCISE                    PRICE APPRECIATION
                          OPTIONS     EMPLOYEES     OR BASE                      FOR OPTION TERM
                          GRANTED     IN FISCAL      PRICE      EXPIRATION    ----------------------
         NAME               (#)         YEAR         ($/SH)        DATE        5% ($)       10% ($)
----------------------    -------    ----------     --------    ----------     ------       -------
Joseph P. Keithley....    13,000         5.1%        9.8750      12/5/07        80,734      204,597
                          50,000        19.7%        5.0625      9/11/08       159,189      403,416
Gabriel A. Rosica.....    21,000         8.3%        5.0625      9/11/08        66,859      169,435
Ronald M. Rebner......        --          --             --           --            --           --
David H. Patricy......    26,500        10.4%        5.0625      9/11/08        84,370      213,811
Mark J. Plush.........    17,000         6.7%        5.0625      9/11/08        54,124      137,161

                 AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND
                        SEPTEMBER 30, 1998 OPTION VALUES

                             EXERCISED IN FISCAL                                      VALUE OF UNEXERCISED
                                     1998                     NUMBER OF                   IN-THE-MONEY
                            ----------------------     UNEXERCISED OPTIONS AT              OPTIONS AT
                              SHARES                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1998
                             ACQUIRED      VALUE                 (#)                           ($)
                            ON EXERCISE   REALIZED   ---------------------------   ---------------------------
           NAME                 (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  -----------   --------   -----------   -------------   -----------   -------------
Joseph P. Keithley........        --           --      117,500        168,500             --             --
Gabriel A. Rosica.........        --           --       26,200         71,000             38             --
Ronald M. Rebner..........        --           --       59,342         29,000         10,113             --
David H. Patricy..........        --           --       19,260         58,000          2,241             --
Mark J. Plush.............        --           --       38,475         41,125          4,646             --

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

     The Company's Board of Directors has delegated to the Compensation and Human Resources Committee (the "Committee") the responsibility of evaluating and recommending for formal board approval the amounts of compensation paid to officers. The Committee is composed entirely of outside Directors.

     The guiding philosophy of the Company's executive compensation program is to attract, motivate and retain highly qualified senior managers to direct and grow the Company. Information is gathered to provide guidelines on pay for comparable positions in comparable industries. The pay of the officers is managed to assure that, in general, it falls between the median and the seventy-fifth percentiles of market survey averages. Beyond information that is available to the Company, the consulting firm iQuantic is used to analyze the competitiveness of the Company's compensation program.

     The program provides for a salary that is based upon individual performance, an annual bonus that is based upon the attainment of performance goals, and long-term incentives in the form of stock options. These programs were described earlier on pages 7 through 9 of this Proxy Statement.

     The salary for each executive officer is set based upon data from the Company's compensation consultant, iQuantic. The information used is the range of salaries paid to individuals who hold similar positions or have similar responsibilities within companies or divisions of companies of similar size in the electronics industry, which include some but not all of the companies included in the S&P Technology Sector, the Company's peer group identified in the performance graph on page 12 ("Peer Group").

     The magnitude of the annual bonus that is paid to each officer is determined as follows. First, the targeted amount of bonus to be paid annually is determined through the use of salary survey information based on a percentage of annual salary. An appropriate mix of business unit and/or corporate financial measures and individual performance measures is then determined and a payout schedule is set based upon percentage attainment of the performance goals. The magnitude of these performance goals is set in participation with the Board to reflect the marketplace conditions and an expectation of continuous improvement. The bonus payment begins at 70% attainment of financial goals and cannot exceed the equivalent of annual salary without special Board approval.

     Prior to 1995, Incentive Stock Options (ISOs) were used to provide long-term incentives to officers and other key employees. The ISOs currently outstanding for all officers other than Joseph P. Keithley's have an option price equal to the market price at the time of grant, vest in four years and expire in ten years from the date of grant. Mr. Keithley's outstanding ISOs were issued at 110% of the market price at the time of the grant, vest in four years and expire five years from the grant date. Joseph P. Keithley's ISOs contain different provisions than other officers since he controls more than 10% of the voting power of the Company. Since 1995 Non-qualified Stock Options (NSOs) are used to provide long-term incentives to officers and other key employees. Each year a stock option grant is made for each officer based upon competitive market practices. Options vest in four years and expire in ten years from the date of grant and have an option price equal to the market price at the time of grant.

  Chief Executive Officer Compensation.

     The Compensation and Human Resources Committee determined Mr. Keithley's compensation for fiscal 1998 based upon a number of criteria. The major facts that influenced the Committee's decisions were the median pay levels for CEOs in electronics firms of similar size (which include some but not all of the companies included in the Peer Group), the performance of the Company in sales growth and level of profits, and the general state of the electronic test and measurement industry.

     Mr. Keithley's salary for 1998 was increased by 4%. This increase leaves Mr. Keithley's base salary lower than the median paid to others in comparable positions in the electronics industry.

Compensation and Human Resources Committee
R. Elton White, Chairman
Brian R. Bachman
James B. Griswold
Leon J. Hendrix, Jr.

                           COMPANY STOCK PERFORMANCE

     The following performance graph compares the five year cumulative return from investing $100 on September 30, 1993 in each of the Company's Common Shares, the Standard & Poor's 500 Index and the Standard & Poor's High Technology Composite Index, with dividends assumed to be reinvested when received.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG KEITHLEY INSTRUMENTS, INC., THE S & P 500 INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

                                         KEITHLEY                            S & P TECHNOLOGY
                                    INSTRUMENTS, INC.        S & P 500            SECTOR
SEP-93                                     100                  100                 100
SEP-94                                     105                  104                 116
SEP-95                                     309                  135                 184
SEP-96                                     186                  162                 226
SEP-97                                     254                  227                 366
SEP-98                                     109                  248                 415

     *$100 INVESTED ON 09/30/93 IN STOCK OR INDEX-
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.

                  APPROVAL OF SELECTION OF INDEPENDENT ACCOUNTANTS

     Although the Code of Regulations of the Company does not require the submission of the selection of independent accountants to the shareholders for approval, the Board of Directors considers it desirable that its appointment of independent accountants be approved by the shareholders. The firm of PricewaterhouseCoopers LLP, formerly Price Waterhouse LLP, an international firm of public accountants, has audited the annual financial statements of the Company since 1958. At the Annual Meeting, the Board of Directors will ask the shareholders to approve the selection of this firm as independent accountants for the Company for the fiscal year ending September 30, 1999. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     Reports will be laid before the meeting, including a letter from the Chairman of the Board, Chief Executive Officer and the President which accompanies the financial statements of the Company, and the report of independent accountants. The Board of Directors does not contemplate and does not intend to present for consideration the taking of action by shareholders with respect to any reports to be laid before the meeting or with respect to the minutes of the Annual Meeting held on February 14, 1998, which will be read at the meeting on February 13, 1999, unless a motion to dispense with a reading is adopted.

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 1999 in compliance with Rule 14a-8 promulgated under the Exchange Act must be received by the Company's Chairman and Chief Executive Officer at its principal executive offices not later than September 1, 1999, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares and/or Class B Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should be submitted. For those shareholder proposals which are not submitted in accordance with Rule 14a-8, the appointed proxies may exercise their discretionary voting authority for any proposal received after November 15, 1999, without any discussion of the proposal in the Company's proxy statement.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

                                 Mark J. Plush
                   Vice President and Chief Financial Officer
                           Keithley Instruments, Inc.
                               28775 Aurora Road
                               Solon, Ohio 44139

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                            By Order of the Board of Directors,

                                            /s/ James B. Griswold
                                            JAMES B. GRISWOLD
                                            Secretary

December 30, 1998

                             KEITHLEY INSTRUMENTS, INC.

                                CLASS B COMMON SHARES
    P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R           OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
    O                 TO BE HELD ON SATURDAY, FEBRUARY 13, 1999
    X    The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J.
    Y PLUSH and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Class B Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 13, 1999, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

        ELECTION OF DIRECTORS, Nominees:
        Joseph P. Keithley; Brian R. Bachman, Dr. Arden L. Bement, Jr.;
        James B. Griswold; and R. Elton White

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


--------------------------------------------------------------------------------

                            O FOLD AND DETACH HERE O

                                    GRAPHIC

                             KEITHLEY INSTRUMENTS, INC.

                                    COMMON SHARES
    P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R           OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
    O                 TO BE HELD ON SATURDAY, FEBRUARY 13, 1999
    X    The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J.
    Y PLUSH and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 13, 1999, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.


          ELECTION OF DIRECTORS, Nominees:
          Joseph P. Keithley; Brian R. Bachman; James T. Bartlett*;
          Dr. Arden L. Bement, Jr.; James B. Griswold; Leon J.
          Hendrix, Jr.*; and R. Elton White
          *Elected by holders of Common Shares only.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


--------------------------------------------------------------------------------

                            O FOLD AND DETACH HERE O

                                    GRAPHIC

           X      PLEASE MARK YOUR                                                                               9658
                  VOTES AS IN THIS
                  EXAMPLE.

    This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION
    IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND
    ITEM 3.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.

                                            FOR    WITHHELD                                                   FOR  AGAINST  ABSTAIN

            Item 1. Election of Directors   / /      / /                   Item 2. Proposal to fix the number / /    / /      / /
                    (see reverse)                                                  of Directors of the Com-
                                                                                   pany at eight.

            To withhold authority to vote for any individual nominee(s),   Item 3. Proposal to approve        / /    / /      / /
            write the name of the nominee(s) in the space provided below.          the Board of Directors'
            _____________________________________________________________          selection of
                                                                                   PricewaterhouseCoopers
                                                                                   LLP as independent
                                                                                   accountants of
                                                                                   the Company.

                                                                           In their discretion, the proxies are authorized to vote
                                                                           upon such other business as may properly come before
                                                                           the meeting.

                                                                           The signer hereby revokes all proxies heretofore given
                                                                           by the signer to vote at said meeting or any
                                                                           adjournments thereof. NOTE: Please sign name(s) exactly
                                                                           as printed hereon. Joint owners should each sign.
                                                                           Persons signing as executors, administrators, trustees
                                                                           or in similar capacities should so indicate.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE     ______________________________________________________
 ENCLOSED ENVELOPE                                                         ______________________________________________________
                                                                             SIGNATURE(S)                                DATE

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                                 KEITHLEY LOGO

                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 13, 1999
                                   12:00 NOON
                           KEITHLEY INSTRUMENTS, INC.
                             CORPORATE HEADQUARTERS
                               28775 AURORA ROAD
                                  SOLON, OHIO





                              CLASS B COMMON SHARES

  X      PLEASE MARK YOUR                                                                                               9625
         VOTES AS IN THIS
         EXAMPLE.

    This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION
    IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND ITEM 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.

                                            FOR    WITHHELD                                                   FOR  AGAINST  ABSTAIN

         Item 1. Election of Directors      / /      / /               Item 2. Proposal to fix the number     / /    / /      / /
                 (see reverse)                                                 of Directors of the Com-
                                                                               pany at eight.
         To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.
         ____________________________________________________________


Item 3. Proposal to approve
                                                 the Board of
                                               Directors'
                                                 selection of
                                                 PricewaterhouseCoopers
                                                 LLP as
                                               independent
                                               accountants of
                                               the Company.

In their discretion, the proxies are authorized to vote upon such other business as may properly
                                               come before the meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any
                                               adjournments thereof. NOTE:
                                               Please sign name(s) exactly
                                               as printed hereon. Joint
                                               owners should each sign.
                                               Persons signing as executors,
                                               administrators, trustees or
                                               in similar capacities should
                                               so indicate.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
    ENCLOSED ENVELOPE

                                               --------------------------------

                                               --------------------------------

                                         SIGNATURE(S)                       DATE


--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                                 KEITHLEY LOGO

                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 13, 1999
                                   12:00 NOON
                           KEITHLEY INSTRUMENTS, INC.
                             CORPORATE HEADQUARTERS
                               28775 AURORA ROAD
                                  SOLON, OHIO



                                  COMMON SHARES